UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

     As reported in its Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004 (Commission File No. 1-10524), on September 30, 2004, United Dominion Realty Trust, Inc. (the “Company”), through its subsidiary, United Dominion Realty, L.P., a Delaware limited partnership (“UDR L.P.”), completed the acquisition of seven garden-style apartment communities for an aggregate purchase price of $263,950,000. The apartment communities were acquired pursuant to an Agreement of Purchase and Sale dated as of August 13, 2004 (the “Agreement”), by and between UDR L.P., as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, Essex Rosebeach Apartments, L.P., a California limited partnership, Essex Andover Park Apartments, L.P., a California limited partnership, Essex Rivermark Apartments, L.P., a California limited partnership, Essex Arboretum Apartments, L.P., a California limited partnership, Essex Ocean Villa Apartments, L.P., a California limited partnership, Essex Carlsbad Apartments, L.P., a California limited partnership, Essex San Dimas Bonita Apartments, L.P., a California limited partnership, Essex San Dimas Canyon Apartments, L.P., a California limited partnership, Essex Huntington Beach Apartments, L.P., a California limited partnership, Essex Villa Venetia Apartments, L.P., a California limited partnership, Newport Beach North LLC, a Delaware limited liability company, Newport Beach South LLC, a Delaware limited liability company, and Essex Woodland Apartments, L.P., a California limited partnership (such entities being known collectively as the “Sellers”), as amended by the First Amendment to the Agreement dated as of September 29, 2004 (the “First Amendment”), by and between UDR L.P. and the Sellers.

     On November 1, 2004, the Company filed with the SEC a Current Report on Form 8-K/A (Amendment No. 1) to report that on October 27, 2004, the Company, through UDR L.P., completed the acquisition of seven additional garden-style apartment communities pursuant to the Agreement, as amended by the First Amendment and the Second Amendment to the Agreement dated as of October 26, 2004 (the “Second Amendment”), by and between UDR L.P. and the Sellers, for an aggregate purchase price of $322,050,000.

     This Current Report on Form 8-K/A (Amendment No. 2) is being filed to report that on March 31, 2005, the Company, through UDR L.P., completed the acquisition of the following garden-style apartment community pursuant to the Agreement, as amended, for a purchase price of $106,000,000:

		Location of	Number	Purchase
Seller	Property Name	Property	of Homes	Price
Newport Beach South, LLC	Coronado South	Newport Beach, CA	715	$106,000,000
	Apartments at
	Newport Beach

     To finance this acquisition, the Company borrowed the amount of the purchase price of the property under its $500 million revolving credit facility with financial institutions including

Wachovia Bank, National Association, Wachovia Securities, Inc., J.P. Morgan Securities, Inc., JPMorgan Chase Bank, Bank One, NA, Wells Fargo Bank, National Association, KeyBank National Association, SunTrust Bank, Citicorp North America, Inc. and SouthTrust Bank. The Company’s $500 million revolving credit facility is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 14, 2003, filed with the SEC on April 3, 2003 (Commission File No. 1-10524), and is incorporated herein by reference.

     Under the terms of the Agreement, as amended, it is anticipated that the Company, through UDR L.P., will acquire the remaining property in the third quarter of 2005 for an aggregate purchase price of $63,000,000.

     A copy of the Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 28, 2004, filed with the SEC on September 29, 2004, and is incorporated herein by reference. A copy of the First Amendment is attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the SEC on October 5, 2004, and is incorporated herein by reference. A copy of the Second Amendment is attached as Exhibit 2.3 to the Company’s Current Report on Form 8-K/A (Amendment No. 1) dated September 29, 2004, filed with the SEC on November 1, 2004, and is incorporated herein by reference.

     The Company’s Current Report on Form 8-K dated September 29, 2004, filed with the SEC on October 5, 2004, included certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X for ten of the sixteen properties to be acquired pursuant to the Agreement and certain other properties. This financial information is set forth under Item 9.01 of the Company’s Form 8-K filed on October 5, 2004.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Real Estate Operations Acquired.

     The following financial statements were previously filed under Item 9.01(a) of the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the SEC on October 5, 2004 (Commission File No. 1-10524):

  Arborview, Calvert’s Walk and Liriope:

     Report of Independent Registered Public Accounting Firm

     Combined Statement of Revenue and Certain Expenses for the year ended December 31, 2003

  The Preserve at Brentwood:

     Report of Independent Registered Public Accounting Firm

     Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited)
       and for the three-month period ended March 31, 2004 (unaudited)

  The Essex Properties:

     Report of Independent Registered Public Accounting Firm

     Combined Statements of Revenue and Certain Expenses for the year ended December 31,
      2003 (audited) and for the six-month period ended June 30, 2004 (unaudited)

(b) Pro Forma Financial Information.

     The following pro forma financial information was previously filed under Item 9.01(b) of the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the SEC on October 5, 2004 (Commission File No. 1-10524):

     Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited)

     Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended
      June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited)

(c) Exhibits.

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(1)

2.2	First Amendment to Agreement of Purchase and Sale dated as of September 29, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(2)

2.3	Second Amendment to Agreement of Purchase and Sale dated as of October 26, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein. (3)

(1)	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated dated September 28, 2004 and filed with the SEC on September 29, 2004 (Commission File No. 1-10524).

(2)	Incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K dated September 29, 2004 and filed with the SEC on October 5, 2004 (Commission File No. 1-10524).

(3)	Incorporated by reference to Exhibit 2.3 of the Company’s Current Report on Form 8-K/A (Amendment No. 1) dated September 29, 2004 and filed with the SEC on November 1, 2004 (Commission File No. 1-10524).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: April 6, 2005	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(1)

2.2	First Amendment to Agreement of Purchase and Sale dated as of September 29, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(2)

2.3	Second Amendment to Agreement of Purchase and Sale dated as of October 26, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein. (3)

(1)	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated September 28, 2004 and filed with the SEC on September 29, 2004 (Commission File No. 1-10524).

(2)	Incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K dated September 29, 2004 and filed with the SEC on October 5, 2004 (Commission File No. 1-10524).

(3)	Incorporated by reference to Exhibit 2.3 of the Company’s Current Report on Form 8-K/A (Amendment No. 1) dated September 29, 2004 and filed with the SEC on November 1, 2004 (Commission File No. 1-10524).